MODIFICATION OF MASTER CREDIT AGREEMENTS

THIS MODIFICATION OF MASTER CREDIT AGREEMENTS (this “Modification”) is made effective as of October 24, 2016 (the “Effective Date”), by and among PEAK RESORTS, INC., a Missouri corporation (“Peak Resorts”), MOUNT SNOW, LTD., a Vermont corporation (“Mt. Snow”), SYCAMORE LAKE, INC., an Ohio corporation (“Sycamore Lake”), BRANDYWINE SKI RESORT, INC., an Ohio corporation (“Brandywine”), BOSTON MILLS SKI RESORT, INC., an Ohio corporation (“Boston Mills”), DELTRECS, INC., an Ohio corporation (“Deltrecs”),  JFBB SKI AREAS, INC., a Missouri corporation (“JFBB”; each of JFBB, Peak Resorts, Mt. Snow, Sycamore Lake, Brandywine, Boston Mills and Deltrecs are referred to herein individually as a “2014 Borrower” and collectively as “2014 Borrowers”), HUNTER MOUNTAIN ACQUISITION, INC., a New York corporation (“HMA”), HUNTER MOUNTAIN SKI BOWL INC., a New York corporation (“Hunter Ski”), HUNTER MOUNTAIN FESTIVALS, LTD., a New York corporation (“Hunter Festivals”), HUNTER MOUNTAIN RENTALS LTD., a New York corporation (“Hunter Rentals”), HUNTER MOUNTAIN RESORT VACATIONS, INC. a New York corporation (“Hunter Vacations”), HUNTER MOUNTAIN BASE LODGE, INC., a New York corporation (“Hunter Lodge”), Frosty Land, Inc., a New York corporation (“Frosty”; each of Frosty, HMA, Hunter Festivals, Hunter Ski, Hunter Rentals, Hunter Vacations, Hunter Lodge and Peak Resorts are referred to herein individually as a “Hunter Mountain Borrower” and collectively as “Hunter Mountain Borrowers”), EPT MOUNT SNOW, INC., a Delaware corporation (“EPT Mount Snow”), EPT SKI PROPERTIES, INC., a Delaware corporation (“EPT Ski”) and  EPT MAD RIVER, INC. (“EPT Mad River”).

A.EPT Ski, EPT Mount Snow and EPT Mad River (collectively, “Lenders”), have provided certain loans and other credit accommodations to 2014 Borrowers and Hunter Mountain Borrowers (collectively, “Borrowers”) pursuant to (i)  that certain that certain Master Credit and Security Agreement dated as of December 1, 2014, by and among the 2014 Borrowers and EPT Ski and EPT Mount Snow (together with any amendment thereto, the “2014 Credit Agreement”), (ii) that certain Master Credit and Security Agreement dated as of January 6, 2016, by and among the Hunter Mountain Borrowers and EPT Ski (together with any amendment thereto, the “Hunter Mountain Credit Agreement”), (iii) that certain Master Credit and Security Agreement dated as of September 1, 2016, by and among Peak Resorts, Mount Snow and EPT Mount Snow (together with any amendment thereto, the “Mount Snow Credit Agreement”), (iv) that certain letter pertaining to the 2014 Credit Agreement from EPT Ski and EPT Mount Snow to Peak Resorts dated July 13, 2016 (the “2014 Credit Agreement Letter”), and (v) that certain letter pertaining to the Hunter Mountain Credit Agreement from EPT Ski to Peak Resorts dated July 13, 2016 (the “Hunter Mountain Credit Agreement Letter” and together with the 2014 Credit Agreement Letter, collectively the “Credit Agreement Letters”).

B.Borrowers have requested certain modifications to the 2014 Credit Agreement, the Hunter Mountain Credit Agreement and the Mount Snow Credit Agreement (each, a “Credit Agreement” and collectively the “Credit Agreements”) as described herein

C.Lenders are willing to agree to the foregoing requests by Borrowers, subject, however, to the terms, conditions and agreements set forth in this Modification.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Borrowers and Lenders agree as follows:

1. Definitions; Effect of Amendment; Recitals.  All capitalized terms used but not defined in this Modification shall have the meanings given to them in that certain Amended and Restated Master Cross-Default Agreement dated as of January 6, 2016, by and among Lenders, Borrowers and the Guarantors referred to therein (together with any amendment or addenda thereto, the “Agreement”). As used in this Modification, the term “Credit Documents” means, collectively, the  “Loan Documents” as defined in each of the Credit Agreements, together with the “Transaction Documents” as defined in the Agreement. If any of the terms and conditions of this Modification conflict with the terms and conditions of the Agreement, then the terms and conditions of this Modification shall govern. The foregoing Recitals are hereby incorporated into this Modification as if fully set forth below.

2. Amendments to the Credit Agreements.

a) 2014 Credit Agreement.  Upon the satisfaction of the contingency set forth in Section 4 of this Modification, the requirements of Peak Resorts in paragraph number 1 of the 2014 Credit Agreement Letter shall be terminated and of no further force or effect and the terms and provisions set forth in this Modification shall control and govern in lieu thereof.

(i) Section 11.2 of the 2014 Credit Agreement is amended by inserting the following text as new Section 11.2(l) therein, to read in its entirety as follows:

“No later than thirty (30) days after the closing of any Summer Road Investment, Peak Resorts shall deliver to Lender either (the “One Month Interest Obligation”) (1) the Initial Letter of Credit or (2) cash in the amount of the sum of one (1) month of Lease Payment Obligations and Debt Service Payments.  Lender and EPT Mad River, Inc. (collectively, “EPT Beneficiaries”), and any of them, shall have the right to draw on any Letter of Credit upon the occurrence of any of the following (each, a “Letter of Credit Event”): (i) upon any failure of the Letter of Credit issuer to maintain an Investment Grade Rating, (ii) upon any Event of Default, (iii) upon any failure by Borrowers to comply with the covenant set forth in Section 11.4 hereof on or after May 1, 2017 or any failure by Hunter Mountain Borrowers to comply with Section 11.4 of the Hunter Mountain Credit Agreement on or after May 1, 2017, (iv) at any time within sixty (60) days prior to the expiration date of any Letter of Credit, or (v) the issuer of the Letter of Credit gives notice Lender notice of nonrenewal or any other similar document.  The Initial Letter of Credit shall be in the amount (the “Initial Letter of Credit Amount”) of not less than the sum of one (1) month of Lease Payment Obligations and Debt Service Payments. Upon the occurrence of any Letter of Credit Event, Peak Resorts shall deliver to Lender in replacement of the One Month Interest Obligation either (the “Three Month's Interest Obligation”) (1) a Replacement Letter of Credit in the stated amount (the “Replacement Letter of Credit Amount”) of not less than the sum of three (3) months of Lease Payment Obligations and Debt Service Payments or (2) cash in the amount of the sum of three (3) months of Lease Payment Obligations and Debt Service Payments. For the avoidance of doubt, following the closing of a Summer Road Investment, Borrower shall at all times satisfy the One Month Interest Obligation or the Three Month's Interest Obligation as the case may be.”

(ii) Annex I to the 2014 Credit Agreement is hereby amended to insert the following definitions, each to read in their respective entirety as follows:

“Initial Letter of Credit” means an irrevocable unconditional standby letter of credit in favor of EPT Beneficiaries in the stated amount of the Initial Letter of Credit Amount and meeting the requirements of a “Letter of Credit” as set forth herein, and otherwise acceptable to Lender in its sole discretion.

“Investment Grade Rating” means ratings from each of Moody’s Investor Services and Standard & Poor’s of not less than Baa3 (Moody’s) and BBB- (Standard & Poor’s).

“Hunter Mountain Borrowers” has the meaning given such term in the Hunter Mountain Credit Agreement.

“Hunter Mountain Credit Agreement” has the meaning given such term in the Master Credit and Security Agreement dated as of September 1, 2016, by and among Peak Resorts, Mount Snow and Mount Snow Lender.

“Letter of Credit” means the Initial Letter of Credit and any Replacement Letter of Credit, which in each case shall be an irrevocable unconditional standby letter of credit (a) in the stated amount of not less than the Letter of Credit Amount, (b) payable to EPT Beneficiaries, (c) issued by an issuer having an Investment Grade Rating and in a form approved by Administrative Agent, (d) providing EPT Beneficiaries the absolute and unconditional right to draw thereon as provided in Section 11.2(l) hereof, and (e) otherwise acceptable to Lender in its sole discretion.

“Letter of Credit Amount” means (i) with respect to the  Initial Letter of Credit, the Initial Letter of Credit Amount, and (ii) with respect to any Replacement Letter of Credit, the Replacement Letter of Credit Amount.

“Replacement Letter of Credit” means an irrevocable unconditional standby letter of credit in favor of EPT Beneficiaries in the stated amount of the Replacement Letter of Credit Amount and meeting requirements of a “Letter of Credit” as set forth herein, and otherwise acceptable to Lender in its sole discretion.

“Summer Road Investment” means a Peak Resorts private equity offering to Summer Road, LLC for no less than Fifteen Million and 00/100 Dollars ($15,000,000.00).

b) Hunter Mountain Credit Agreement.  Upon the satisfaction of the contingency set forth in Section 4 of this Modification, the requirements of Peak Resorts in paragraph number 1 of the Hunter Mountain Credit Agreement Letter shall be terminated and of no further force or effect and the terms and provisions set forth in this Modification shall control and govern in lieu thereof.

(i) Section 11.2 of the Hunter Mountain Credit Agreement is amended by inserting the following text as new Section 11.2(l) therein, to read in its entirety as follows:

“No later than thirty (30) days after the closing of any Summer Road Investment, Peak Resorts shall deliver to Lender either (the “One Month Interest Obligation”) (1) the Initial Letter of Credit or (2) cash in the amount of the sum of one (1) month of Lease Payment Obligations and Debt Service Payments. Lender, EPT Mount Snow, Inc. and EPT Mad River, Inc. (collectively, “EPT Beneficiaries”), and any of them, shall have the right to draw on any Letter of Credit upon the occurrence of any of the following (each, a “Letter of Credit Event”): (i) upon any failure of the Letter of Credit issuer to maintain an Investment Grade Rating, (ii) upon any Event of Default, (iii) upon any failure by Borrowers to comply with the covenant set forth in Section 11.4 hereof on or after May 1, 2017 or any failure by 2014 Borrowers to comply with Section 11.4 of the 2014 Credit Agreement on or after May 1, 2017, (iv) at any time within sixty (60) days prior to the expiration date of any Letter of Credit, or (v) the issuer of the Letter of Credit gives notice Lender notice of nonrenewal or any other similar document. The Initial Letter of Credit shall be in the amount (the “Initial Letter of Credit Amount”) of not less than the sum of one (1) month of Lease Payment Obligations and Debt Service Payments.  Upon the occurrence of any Letter of Credit Event, Peak Resorts shall deliver to Lender in replacement of the One Month Interest Obligation either (the “Three Month's Interest Obligation”) (1) a Replacement Letter of Credit in the stated amount (the “Replacement Letter of Credit Amount”) of not less than the sum of three (3) months of Lease Payment Obligations and Debt Service Payments or (2) cash in the amount of the sum of three (3) months of Lease Payment Obligations and Debt Service Payments. For the avoidance of doubt, following the closing of a Summer Road Investment, Borrower shall at all times satisfy the One Month Interest Obligation or the Three Month's Interest Obligation as the case may be.”

(ii) Annex I to the Hunter Mountain Credit Agreement is hereby amended to insert the following definitions, each to read in their respective entirety as follows:

“Initial Letter of Credit” means an irrevocable unconditional standby letter of credit in favor of EPT Beneficiaries in the stated amount of the Initial Letter of Credit Amount and meeting requirements of a “Letter of Credit” as set forth herein, and otherwise acceptable to Lender in its sole discretion.

“Investment Grade Rating” means ratings from each of Moody’s Investor Services and Standard & Poor’s of not less than Baa3 (Moody’s) and BBB- (Standard & Poor’s).

“2014 Borrowers” means the “Borrowers” referred to in the 2014 Credit Agreement.

“Letter of Credit” means the Initial Letter of Credit and any Replacement Letter of Credit, which in each case shall be an irrevocable unconditional standby letter of credit (a) in the stated amount of not less than the Letter of Credit Amount, (b) payable to EPT Beneficiaries, (c) issued by an issuer having an Investment Grade Rating and in a form approved by Administrative Agent, (d) providing EPT Beneficiaries the absolute and unconditional right to draw thereon as provided in Section 11.2(l) hereof, and (e) otherwise acceptable to Lender in its sole discretion.

“Letter of Credit Amount” means, (i) with respect to the Initial Letter of Credit, the Initial Letter of Credit Amount, and (ii) with respect to any Replacement Letter of Credit, the Replacement Letter of Credit Amount.

“Replacement Letter of Credit” means an irrevocable unconditional standby letter of credit in favor of EPT Beneficiaries in the stated amount of the Replacement Letter of Credit Amount and meeting requirements of a “Letter of Credit” as set forth herein, and otherwise acceptable to Lender in its sole discretion.

“Summer Road Investment” means a Peak Resorts private equity offering to Summer Road, LLC for no less than Fifteen Million and 00/100 Dollars ($15,000,000.00).

c) Mount Snow Credit Agreement. Without limiting the generality of Section 3(c) below, the reference to the Hunter Mountain Credit Agreement contained in Section 11.4 of the Mount Snow Credit Agreement is amended to refer to the Hunter Mountain Credit Agreement as amended by this Modification.

3. Modification of all Credit Documents. The applicable provisions of all Credit Documents are modified as follows:
a) all references to the 2014 Credit Agreement are amended to be references to the 2014 Credit Agreement as modified by this Modification;
b) all references to the Hunter Mountain Credit Agreement are amended to be references to the Hunter Mountain Credit Agreement as modified by this Modification;

c) all references to the Mount Snow Credit Agreement are amended to be references to the Mount Snow Credit Agreement as modified by this Modification;

d) the definition of “Security Documents” contained in the Agreement shall be deemed to include the Letter of Credit (as defined in the 2014 Credit Agreement or the Hunter Mountain Credit Agreement, as each is modified hereby);

e) the definition of “Loan Documents” contained in the Credit Agreements shall be deemed to include the Letter of Credit, and all references to the “Loan Documents” or any “Loan Document” are amended to be references to the Credit Documents as modified hereby; and

f) the terms of this Modification are hereby incorporated into the Agreement, and this Modification is added as a “Transaction Document” pursuant to Section 4 of the Agreement.

4. Contingency.  The effectiveness of this Modification is contingent upon Peak Resorts closing on a private equity offering to Summer Road, LLC for no less than Fifteen Million and 00/100 Dollars ($15,000,000.00) no later than November 15, 2016, otherwise, this Modification shall automatically terminate and none of the parties hereto shall have any further obligations under this Modification and the terms of the Credit Agreements and the Credit Agreement Letters shall remain in full force and effect as if this Modification was never entered into among the parties hereto.

5. Redemption.  Notwithstanding anything in the Credit Agreements, the Credit Agreement Letters or any of the Credit Documents to the contrary, neither Peak Resorts nor any of the Borrowers shall redeem any preferred stock, or common stock converted from preferred stock, without the prior approval from the Lenders.

6. Counterparts.  This Modification may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Modification by electronic mail or portable document format (pdf) shall be as effective as delivery of a manually executed counterpart of this Modification.  In proving this Modification, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

7. Entire Agreement. The Credit Documents, as amended hereby, constitute the entire agreement between Borrowers and Lenders, and any other prior written or oral understandings or representations of any kind shall not be deemed binding upon either Borrowers or Lenders except to the extent reflected in the express terms of the Credit Documents, as so amended.

8. Not a Novation. This Modification constitutes an amendment of the Credit Documents and not a novation thereof.

9. No Oral Modifications. This Modification, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrowers or Lenders, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

10. Representations and Warranties.  Each Borrower represents and warrants to the Lenders as follows:  (a) it is a validly existing corporation under the laws of its jurisdiction of incorporation as indicated in the first paragraph above and each Borrower and the undersigned Guarantors have full corporate power and authority to enter into this Modification and any documents or transactions contemplated hereby and to pay and perform any obligations it may have in respect of the foregoing; (b) its execution, delivery and performance of this Modification and any documents or transactions contemplated hereby do not violate or conflict with, or require any consent under, (1) its organizational documents or any other agreement or document relating to its formation, existence or authority to act, (2) any agreement or instrument by which it or any its properties is bound, (3) any court order, judicial proceeding or any administrative or arbitral order or decree, or (4) any applicable law, rule or regulation; (c) no authorization, approval or consent of or by, and no notice to or filing or registration with, any governmental authority or any other person or entity is necessary for it to enter into this Modification or any document or transaction contemplated hereby or to perform any of its obligations with respect to any of the foregoing and (d) no default or event of default currently exists under the Credit Documents (or any of them).

11. No Impairment.  Nothing in this Modification shall be deemed to or shall in any manner prejudice or impair the Credit Documents. This Modification shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the liens and encumbrances of the Credit Documents, or the terms and conditions of or any rights, powers, or remedies under the Credit Documents, except as expressly set forth herein.

12. Successors and Assigns. This Modification shall inure to the benefit of, and be binding upon Borrowers and Lenders, and their respective successors and assigns.

13. Affirmation of the Agreement.  Each Borrower reaffirms its obligations under the Credit Agreements, as amended hereby, and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Lenders, as a material inducement to the Lenders to enter into this Modification, that: (a) such Borrower has no and in any event waives any defense, claim or right of setoff or recoupment with respect to its obligations under, or in any other way relating to, the Credit Agreements, as amended hereby, or any of the other Credit Documents to which it is a party, or any Lenders' actions or inactions, and (b) except as otherwise expressly provided in this Modification, all representations and warranties made by such Borrower in the Credit Agreements or the other Credit Documents to which it is a party are true and complete on the date hereof as if made on the date hereof.

14. No Other Modifications; Ratification of Loan Documents.  Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Credit Documents shall remain unmodified and in full force and effect, and

Borrowers and the consenting Guarantors confirm and ratify all such documents and agree to perform and comply with the terms and conditions of the Credit Documents, as modified herein.  Nothing in this Modification shall constitute a waiver by any of the Lenders of any Default or Event of Default which may exist on the date hereof; and nothing herein shall require any Lender to waive any Default or Event of Default which may arise hereafter.  Nothing herein shall act to release any Lien on any Collateral (as such terms are defined in each respective Credit Agreement) or limit the scope or amount of the obligations secured thereby.

15. Further Assurance. Borrowers agree to execute such other and further documents and instruments as Lenders may request to implement the provisions of this Modification and to perfect and protect the liens and security interests created by the Credit Documents.

16. Expenses.  The Borrowers shall jointly and severally pay the reasonable out-of-pocket legal fees and expenses incurred by the Lenders in connection with the preparation and closing of this Modification and any other documents referred to herein and the consummation of any transactions referred to herein or therein.

17. No Unwritten Agreements.  The following statement is given pursuant to Mo.Rev.Stat. Section 432.047: "Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement.  To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it."  For purposes of the preceding statement, the other Credit Documents are hereby incorporated in and made a part of this Modification; provided, however, that, insofar as any direct conflict exists between the terms of the other Credit Documents and those of this Modification, the terms of this Modification shall prevail and govern.

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IN WITNESS WHEREOF, Borrowers and Lenders have caused this Modification to be duly executed.

BORROWERS:

/s/ Stephen Mueller Stephen Mueller Vice President	/s/ Stephen Mueller Stephen Mueller Vice President
PEAK RESORTS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	JFBB SKI AREAS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
BOSTON MILLS SKI RESORT, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	BRANDYWINE SKI RESORT, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
DELTRECS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	MOUNT SNOW, LTD. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
SYCAMORE LAKE, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HUNTER MOUNTAIN ACQUISITION, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
HUNTER MOUNTAIN SKI BOWL INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HUNTER MOUNTAIN FESTIVALS, LTD. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
HUNTER MOUNTAIN RENTALS LTD. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HUNTER RESORT VACATIONS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
HUNTER MOUNTAIN BASE LODGE, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	FROSTY LAND, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President

IN WITNESS WHEREOF, Borrowers and Lenders have caused this Modification to be duly executed.

LENDERS:

EPT SKI PROPERTIES, INC. By: /s/ Morgan G. Earnest II Print: Morgan G. Earnest II Title: Vice President	EPT MOUNT SNOW, INC. By: /s/ Morgan G. Earnest II Print: Morgan G. Earnest II Title: Vice President
EPT MAD RIVER, INC. By: /s/ Morgan G. Earnest II Print: Morgan G. Earnest II Title: Vice President

GUARANTOR'S CONSENT

The undersigned Guarantors under the Credit Agreements hereby (i) acknowledges and consents to the terms of this Modification, (ii) reaffirms the full force and effect of its respective Guaranty as of the day and year first above written, (iii) agrees that the Guaranty guarantees repayment of the Debt, as defined in the Guaranty, as such obligations and liabilities have been modified pursuant to this Modification, (iv) waives any defense, claim or right of setoff or recoupment each Guarantor may have in respect of the Guaranty, the Credit Agreement, any other Credit Documents, or any Lenders' actions or inactions, and (v) agrees that no Lender has any duty to give any Guarantor notice of or obtain the Guarantor's consent to the transactions described in the Modification, and that the giving of notice to each Guarantor and the obtainment of its consent in this instance shall not impose any similar or other duty upon the Lenders in any future matter or transaction.

PEAK RESORTS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	JFBB SKI AREAS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
MAD RIVER MOUNTAIN, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	S N H DEVELOPMENT, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
L.B.O. HOLDING, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	MOUNT SNOW, LTD. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
SYCAMORE LAKE, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HIDDEN VALLEY GOLF AND SKI, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
SNOW CREEK, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	PAOLI PEAKS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President

DELTRECS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	BRANDYWINE SKI RESORT, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
BOSTON MILLS SKI RESORT, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	WC ACQUISITION CORP. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
RESORT HOLDINGS, L.L.C. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	BLC OPERATORS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
HUNTER MOUNTAIN ACQUISITION, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HUNTER MOUNTAIN SKI BOWL INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
HUNTER MOUNTAIN FESTIVALS, LTD. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HUNTER MOUNTAIN RENTALS LTD. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
HUNTER RESORT VACATIONS, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President	HUNTER MOUNTAIN BASE LODGE, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President
FROSTY LAND, INC. By: /s/ Stephen Mueller Print: Stephen Mueller Title: Vice President